HENDERSON GLOBAL FUNDS
Henderson All Asset Fund

Supplement dated December 20, 2016 to the
Summary Prospectus dated November 30, 2016 as amended December 15, 2016

This supplement provides new and modifies certain disclosure in the Summary Prospectus dated November 30, 2016 as amended December 15, 2016. Investors should retain this Supplement with the Summary Prospectus for future reference.

Effective on or about January 31, 2017, Chris Paine will no longer serve as a portfolio manager of the Fund.

Effective as of January 31, 2017, the paragraphs under the “Management” section of the Summary Prospectus are hereby deleted in their entirety and replaced with the following:
Paul O’Connor, Head of Multi-Asset, is the Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 21 years of investment management experience.